SEVENTH AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Seventh Amendment") dated as of March 18, 1996, by and among CATALINA LIGHTING, INC., a Florida corporation (the "Borrower"), the corporations listed on ANNEX I thereto (the "Guarantors"), the Banks signatories to the Credit Agreement (as hereinafter defined) (the "Banks") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of May 12, 1994, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, Second Amended and Restated Security Agreement, Third Amended and Restated Stock and Notes Pledge, Third Amended and Restated Agreement Regarding Factoring Proceeds, Consent and Waiver dated as of August 12, 1994, as further amended by that Second Amendment to Third Amended and Restated Credit Agreement and Third Amended and Restated Stock and Notes Pledge, dated as of February 23, 1995, as further amended by that Third Amendment to Third Amended and Restated Credit Agreement and Consent, dated as of May 1, 1995, as further amended by that Fourth Amendment to the Third Amended and Restated Credit Agreement, dated as of June 30, 1995, as further amended by that Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of December 4, 1995 and as further amended by that Sixth Amendment to Third Amended and Restated Credit Agreement, Second Amendment to Second Amended and Restated Security Agreement and Second Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of December 28, 1995 (as so amended, the "Credit Agreement"); and

         WHEREAS, the Borrower and the Guarantors have requested that the Credit Agreement be amended to extend the availability of advances under the Credit Agreement, to revise certain financial covenants and to revise certain other terms and conditions; and

         WHEREAS, the Banks and the Agent have agreed to amend the Credit Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

         a. Section 1.1(c) of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

                  "(c) The sum of (i) the aggregate unpaid principal amount of all Revolving Borrowings, plus (ii) one hundred thirty-one percent (131%) of the principal amount of the Non-Revolving Advance remaining outstanding, plus (iii) the aggregate amount of all Acceptance Obligations, plus (iv) the aggregate amount of all Standby Letter of Credit Obligations and Trade Letter of Credit Obligations shall not exceed at any time $65,000,000.00 (such amount as reduced from time to time pursuant to the terms hereof, the "Total Commitment")."

         b. Section 1.2 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

                  "Section 1.2  OPTIONAL REDUCTIONS OF TOTAL COMMITMENT.

                  Subject to the following sentence, the Borrower may elect to reduce permanently the Total Commitment, in whole or in part, by (i) giving the Agent not less than five Business Days' prior notice thereof and (ii) paying to the Agent for the ratable account of the Banks the amount by which the sum of all Loans, plus all Acceptance Obligations, plus all Letter of Credit Obligations exceeds the Total Commitment as so reduced.
                  (1) No optional reduction of the Total Commitment pursuant to this Section 1.2 shall reduce the Total Commitment below an amount equal to the sum of all outstanding Acceptances plus the undrawn face amount of all outstanding Letters of Credit, and (2) partial reductions of the Total Commitment pursuant to this Section 1.2 shall be in incremental amounts of $1,000,000. Each reduction pursuant to this Section 1.2 shall permanently reduce the Commitment of each Bank by an amount equal to its Proportionate Share of such reduction."

         c. Section 2.1 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

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

                  "Section 2.1 REVOLVING LOAN. Upon the terms and subject to the conditions of this Agreement, each Bank shall, from time to time from the Agreement Date to but excluding the Termination Date, make one or more Revolving Loans (including the Non-Revolving Advance made to the Borrower on October 31,
                  1995) to the Borrower in an amount equal to its Proportionate Share of each Revolving Borrowing. The Non-Revolving Advance shall not revolve and any payments (to the extent permitted by Sections 2.4 and 2.5) made thereunder may not be reborrowed as a Non-Revolving Advance and no payments thereunder may be made from the proceeds of a Revolving Borrowing hereunder."

         d. Section 2.4 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

                  "Section 2.4 MANDATORY REPAYMENT OF LOANS. All Loans outstanding on the Termination Date shall mature and become immediately due and payable. In addition, the Non-Revolving Advance, if not sooner paid, shall be due and payable in quarterly principal payments of $950,000.00 commencing June 1, 1997 and continuing on the first day of each calendar quarter thereafter."

         e. Section 2.5 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

                  "Section 2.5 OPTIONAL PREPAYMENTS OF LOANS. Except for the Non-Revolving Advance, the Borrower may at any time and from time to time upon one Business Day's notice prepay the Loans in whole or in part without premium or penalty, except that any prepayment of Loans by the Borrower shall be in an aggregate principal amount of at least $100,000 or an integral multiple thereof, subject, however, to the Borrower's right to repay all outstanding Revolving Loans in full. Amounts to be prepaid shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 2.3(d). Amounts prepaid in respect of Loans consisting of Revolving Borrowings may be reborrowed, subject to the terms and conditions hereof. The Non-Revolving Advance shall not be prepaid without the prior written consent of all Banks."

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

         f. Section 5.12 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

                  "Section 5.12. MINIMUM CONSOLIDATED TANGIBLE NET WORTH PLUS SUBORDINATED DEBT.

                  (a) Permit its Minimum Consolidated Tangible Net Worth Plus Subordinated Debt to be less than $36,000,000.00 from the date hereof until September 29, 1996; $39,000,000.00 from September 30, 1996 until September 29, 1997; $43,000,000.00 from
                  September 30, 1997 until September 29, 1998; and $45,000,000.00 thereafter.

                  (b) Permit its Minimum Consolidated Tangible Net Worth less consolidated retained earnings of Foreign Subsidiaries, accumulated after the date of acquisition by Borrower or any of its Subsidiaries, and less amounts due to Borrower or Guarantors from Foreign Subsidiaries, including, but not limited to, investments, loans or advances, plus Subordinated Debt to be less than $25,000,000 from the date hereof until September 29, 1995; $21,000,000 from September 30, 1995 until September 29, 1996; $22,000,000 from September 30, 1996 until September 29, 1997; $26,000,000.00 from September 30, 1997 until September 29, 1998; and $27,000,000.00 thereafter."

         g. Section 5.14 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

                  "Section 5.14. INTEREST COVERAGE RATIO. Permit the ratio of
                  (a) the sum of (i) Consolidated Pre-tax Income PLUS (ii) Consolidated Interest Charges to (b) Consolidated Interest Charges, to be less than 1.0:1 for the one (1) calendar quarterly period ending December 31, 1995; less than 0.60:1 for the immediately preceding two (2) calendar quarterly periods ending March 31, 1996; less than 1.25:1 for the immediately preceding three (3) calendar quarterly periods ending June 30, 1996; less than 1.75:1 for the immediately preceding four (4) calendar quarterly period ending September 30, 1996; less than 2.0:1 for the immediately preceding four
                  (4) calendar quarterly periods ending December 31, 1996, March 31, 1997 and June 30, 1997; less than 2.25:1 for the immediately preceding four (4)

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

                  calendar quarterly periods ending September 30, 1997, December 31, 1997 and March 31, 1998; and less than 2.50:1 for the immediately preceding four (4) calendar quarterly periods ending June 30, 1998 and for said immediately preceding four (4) calendar quarterly periods ending on the last day of each calendar quarter thereafter."

         h. The definition of "Termination Date" as defined in Section 11.1(a) of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                  '"TERMINATION DATE" means the earlier of (i) March 31, 1999, as extended from time to time pursuant to Section 1.4, and
                  (ii) the date of termination in whole of the Bank's Commitments pursuant to Section 1.2 or 7.2."

         i.       The definition of "Borrowing Base Certificate" as defined in
Section 11.1(a) of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                  "BORROWING BASE CERTIFICATE" shall mean a separate certificate for the Borrower and each Guarantor executed and certified correct by an officer of the Borrower and each Guarantor, and delivered to the Agent on or before the twenty-fifth (25th) day of the month in form acceptable to the Agent and the Banks, setting forth a calculation of the Borrowing Base and the borrowing availability thereunder as of the last Business Day of the preceding month."

         j. Section 12.5 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

                  "Section 12.5 WAIVERS, AMENDMENTS. Any term, covenant, agreement or condition of this Agreement may be amended with the consent of the Borrower, the Guarantors and the Required Banks, or compliance therewith may be waived in writing by the Required Banks, or by the Agent when authorized by the Required Banks, and in any such event, the failure to observe, perform or discharge any such covenant, condition or obligation (whether such amendment is executed or such consent or waiver is given before or after such failure) shall not be construed as breach of such covenant, condition or obligation or an Event

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

                  of Default hereunder, provided that no such amendment, consent or waiver shall:

                           (a) affect the amount or extend the time of the Commitment of any Bank, of the obligation of the Agent to create Acceptances or to issue Letters of Credit, or of the obligation of the Agent or any Bank to pay amounts on account of Loans, Acceptances or Letters of Credit, and thereby extend credit to the Borrower, without the prior written consent of all Banks;

                           (b) alter the time or times of payment of the principal of or interest on any Obligation held by a Bank or with respect to any Bank's participation in an Acceptance or Letter of Credit or the amount of the principal of any Note, Acceptance or Letter of Credit, or the rate of interest, commission or fees thereon or permit any subordination of the principal of or interest on any Obligation without the prior written consent of such Bank as to its interest in such Obligation;

                           (c) alter any provision of Article VIII or any provision requiring the ratable application of amounts received by the Agent in payment of, or for application on, indebtedness under this Agreement or under any of the Notes or any Acceptance, Obligation or Letter of Credit Obligation, or change the percentage required to authorize or direct the taking of any action under this Agreement, without the prior written consent of all the Banks;

                           (d) release Collateral or reduce the Security Interest; or

                           (e) terminate the Borrowing Base limitations as provided in Section 1.1(a) without the prior written consent of all Banks. Upon the Agent receiving prior written consent of all Banks and upon written notice thereof by the Agent to the Borrower, the limitations on the total of (i) the aggregate unpaid principal amount of the Revolving Loans, (ii) the aggregate amount of all Acceptance Obligations, and (iii) the aggregate amount

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

                           of all Standby Letter of Credit Obligations based upon the Borrowing Base as required by Section 1.1(d) shall terminate and be of no further force or effect. Thereafter, any reference to Borrowing Base, Borrowing Base Certificate, Borrowing Base Period, Qualified Accounts, Qualified Factored Receivables and Qualified Inventory herein shall be deemed deleted.

                  Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given."

2. COUNTERPARTS. The Seventh Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

3. CAPITALIZED TERMS. All capitalized terms contained herein shall have the meanings assigned to them in the Credit Agreement unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

4. RATIFICATION OF LOAN DOCUMENTS; MISCELLANEOUS. The Credit Agreement as amended hereby, and all other Loan Documents shall remain in full force and effect in this Seventh Amendment to Credit Agreement shall not be deemed a novation. Each and every reference to the Credit Agreement and any other Loan Documents shall be deemed to refer to the Credit Agreement as amended by the Seventh Amendment. The Borrower and the Guarantors hereby acknowledge and represent that the Loan Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or right of set-offs whatsoever.

5. GOVERNING LAW. THIS SEVENTH AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY THE BANKS IN FLORIDA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.


                 [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Seventh Amendment as of the day and year first above written.


                                          BORROWER:

                                          CATALINA LIGHTING, INC.


                                          By: /s/ DEAN RAPPAPORT
                                          --------------------------
                                          Dean Rappaport,
                                          Executive Vice President
(CORPORATE SEAL)


                                          GUARANTORS:

                                          EACH OF THE CORPORATIONS LISTED
                                          ON ANNEX I HERETO


                                          CATALINA INDUSTRIES, INC., d/b/a Dana
                                          Lighting


                                          By: /s/ DEAN RAPPAPORT
                                          -----------------------------
                                              Dean Rappaport,
                                              Vice President



                                          CATALINA REAL ESTATE TRUST, INC.


                                          By: /s/ DEAN RAPPAPORT
                                          -----------------------------
                                             Dean Rappaport,
                                             Vice President


                                          ANGEL STATION, INC.


                                          By: /s/ DEAN RAPPAPORT
                                          ----------------------------
                                             Dean Rappaport,
                                             Vice President

                                          MERIDIAN LAMPS, INC.


                                          By: /s/ DEAN RAPPAPORT
                                          -----------------------------
                                             Dean Rappaport,
                                             Vice President


                                          MERIDIAN LAMPS DEVELOPMENT, INC.


                                          By: /s/ DEAN RAPPAPORT
                                          -----------------------------
                                             Dean Rappaport,
                                             Vice President


                                          CATALINA ADMINISTRATIVE CORPORATION


                                          By: /s/ DEAN RAPPAPORT
                                          -----------------------------
                                             Dean Rappaport,
                                             Vice President


                                          AGENT:

                                          SUNTRUST BANK, CENTRAL FLORIDA,
                                          NATIONAL ASSOCIATION


                                          By: /s/ DAVID E. CROW
                                          ------------------------------
                                             David E. Crow
                                             First Vice President

                                          THE BANKS:

                                          SUNTRUST BANK, CENTRAL FLORIDA,
                                          NATIONAL ASSOCIATION


                                          By: /s/ DAVID E. CROW
                                          ---------------------------
                                             David E. Crow
                                             First Vice President


                                          FIRST UNION NATIONAL BANK OF FLORIDA


                                          By: /s/ CHUCK KLENK
                                             ---------------------------
                                             Name: Chuck Klenk
                                             Title: Vice President


                                          NATIONAL CANADA FINANCE CORP.


                                          By: /s/ MICHAEL S. BLOOMENFELD
                                          -------------------------------
                                             Michael S. Bloomenfeld
                                             Vice President

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